Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,

United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Darrell D. Swank, Chief Financial Officer of Imperial Sugar Company, a Texas corporation (the “Company”), hereby certify, to my knowledge, that:

(1)	the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 2, 2005	/s/ Darrell D. Swank
Darrell D. Swank
Chief Financial Officer